As Filed with the Securities and Exchange Commission on August 13, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 13, 2009 (August 11, 2009)

MONSANTO COMPANY
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard
St. Louis, Missouri    63167
(Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code:  (314) 694-1000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 11, 2009, Monsanto Company’s Board of Directors elected Carl M. Casale as Executive Vice President and Chief Financial Officer effective September 1, 2009.  Mr. Casale, age 48, will succeed Terrell K. Crews, who notified the Company of his intention to step down as Executive Vice President, Chief Financial Officer and Vegetable Business CEO effective as of  the close of business on August 31, 2009.  Mr. Crews will serve as Special Assistant to the CEO through November 30, 2009.

Mr. Casale has served as Executive Vice President, Strategy and Operations for the Company since October 2007.  He previously served as Executive Vice President, North America Commercial since June 2003.  Information regarding Mr. Casale’s compensation arrangements are set forth in the Company’s most recent proxy statement dated December 1, 2008.

A press release announcing the retirement of Mr. Crews and the appointment of Mr. Casale, as described above, is attached hereto as Exhibit 99.

ITEM 9.01                                Financial Statements and Exhibits

(d)           Exhibits.  The following document is filed as an exhibit to this report:

Exhibit 99                                Press Release dated August 12, 2009

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 2009

MONSANTO COMPANY

By:	/s/ Christopher A. Martin
Name:	Christopher A. Martin
Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release dated August 12, 2009